MFS(R) INTERNATIONAL VALUE FUND

                  Supplement to the October 1, 2004 Prospectus

Effective immediately, the "Expense Table" and "Example of Expenses" under the "Expense Summary" section are hereby restated as follows:

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment):

                                                        Class A           Class B           Class C            Class I
Maximum Sales Charge  (Load)  Imposed on Purchases
(as a percentage of offering price)..                    5.75%              N/A               N/A                N/A

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is                     See Below(#)         4.00%             1.00%               N/A
less)......
Maximum  Redemption Fee (as a percentage of amount
redeemed), if applicable(##).................            2.00%             2.00%             2.00%              2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                        Class A           Class B           Class C            Class I
Management Fee...............................            0.90%             0.90%             0.90%              0.90%
Distribution and Service (12b-1) Fees........           0.35%(1)          1.00%(1)          1.00%(1)             N/A
Other Expenses(2)............................            0.52%             0.52%             0.52%              0.52%
                                                         -----             -----             -----              -----
Total Annual Fund Operating Expenses(2)......            1.77%             2.42%             2.42%              1.42%
   Fee Reductions(3).........................           (0.12)%           (0.12)%           (0.12)%            (0.12)%
                                                        -------           -------           -------            -------
Net Expenses(2)..............................            1.65%             2.30%             2.30%              1.30%

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(#)  An initial  sales change will not be deducted from your purchase if you buy
     $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

(##) A redemption fee of 2.00% is imposed on proceeds from redemption and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares -Other Considerations - Redemption Fee" in the fund's prospectus.

(1) The fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A shares; and 1.00% annually for each of class B and class C shares.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

(3) MFS has contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangement described above, do not exceed 0.40% annually. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, expenses associated with the fund's investing activities and class-specific expenses. This contractual fee arrangement will continue until at least October 1, 2005, unless the Board of Trustees which oversees the fund does not object to MFS' notice to the Board of any earlier revision or rescission of this arrangement.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class                                            Year 1            Year 3             Year 5             Year 10
-----------                                            ------            ------             ------             -------
Class A Shares                                          $733             $1,089             $1,469             $2,530
Class B Shares(1)
     Assuming redemption at end of period               $633             $1,043             $1,480             $2,586
     Assuming no redemption                             $233              $743              $1,280             $2,586
Class C Shares
     Assuming redemption at end of period               $333              $743              $1,280             $2,747
     Assuming no redemption                             $233              $743              $1,280             $2,747
Class I Shares                                          $132              $438               $765              $1,692

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(1)  Class B shares  convert to Class A shares  approximately  eight years after purchase; therefore, years nine and ten reflect Class A expenses.



                The date of this Supplement is November 26, 2004.